UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 9, 2025

Date of Report (Date of earliest event reported)

LIMONEIRA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

(805) 525-5541

(Registrant’s Telephone Number, Including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 9, 2025, Limoneira Company, a Delaware corporation (the “Company”), held its Annual Meeting at 10:00 a.m. Pacific Time, at the Museum of Ventura County Agriculture Museum, 926 Railroad Avenue, Santa Paula, California 93060. A total of 18,045,169 shares of the Company’s Common Stock, par value $0.01 per share, each of which is entitled to one (1) vote (“Common Stock”); 14,790 shares of its Series B 8.75% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to ten (10) votes for a total of 147,900 (“Series B Preferred Stock”); and 9,300 shares of its Series B-2 4% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to one (1) vote (“Series B-2 Preferred Stock”), were issued, outstanding, and entitled to vote as of February 12, 2025, the record date for the Annual Meeting. There were 14,625,712.57 shares of Common Stock and 14,790 shares (or 147,900 votes) of Series B Preferred Stock present, in person or by proxy, at the Annual Meeting, representing 81.16% of the total shares of capital stock outstanding, which constituted a quorum.

The stockholders were asked to vote on three (3) proposals, with Common Stock, Series B Preferred Stock, and Series B-2 Preferred Stock voting together as a single class for all the proposals. Set forth below are the matters acted upon by the stockholders and the final voting results of each such proposal.

Proposal 1: Election of Directors

The following votes were cast with respect to the election of the following nominees as directors of the Company to hold office for a three-year term, ending at the 2028 Annual Meeting of Stockholders:

Shares Voted
	For	Withheld	Broker Non-Votes
Barbara Carbone	11,015,813.57	313,611.45	3,434,777.55
Gordon E. Kimball	10,309,858.57	1,045,096.45	3,434,777.55
Scott S. Slater	9,918,999.57	1,410,425.45	3,434,777.55

Based on the votes set forth above, each of the nominees listed above was duly elected to serve as a director of the Company for a three-year term, ending at the 2028 Annual Meeting of Stockholders.

Proposal 2: Advisory Vote on Executive Compensation

The following votes were cast with respect to the non-binding, advisory vote on compensation of the named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended:

Shares Voted
For	Against	Abstain	Broker Non-Votes
6,728,657.57	4,440,800	169,513	3,433,742

Based on the votes set forth above, the compensation of the named executive officers was approved by the stockholders on a non-binding, advisory basis.

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

The following votes were cast with respect to the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2025:

Shares Voted
For	Against	Abstain
14,741,981.57	17,649	13,082

Based on the votes set forth above, the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2025 was duly ratified by the stockholders.

Item 9.01	Financial Statements and Exhibits

104       Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2025	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Executive Vice President, Chief Financial Officer and Treasurer